Supplement to the

Fidelity® New Markets Income Fund

Fidelity Strategic Income Fund

Funds of Fidelity School Street Trust

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2007

This Statement of Additional Information dated March 1, 2007 is no longer applicable for Fidelity New Markets Income Fund. Please refer to the fund's current Statement of Additional Information dated June 29, 2007.

Effective September 4, 2007, Christopher Sharpe is no longer a portfolio manager of Fidelity Strategic Income Fund. All references to Mr. Sharpe in the Management Contract section beginning on page 33 are no longer applicable.

The following information replaces similar information found in the "Fund Holdings Information" section on page 50.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

SSFB-07-02 November 1, 2007
1.808227.107